Exhibit 99.1

Impinj Reports Second Quarter 2019 Financial Results

SEATTLE, WA, Jul. 29, 2019– Impinj, Inc. (NASDAQ: PI), a leading provider and pioneer of RAIN RFID solutions for identifying, locating and authenticating everyday items, today released its financial results for the second quarter ended June 30, 2019.

“Our second-quarter results were strong, highlighted by $38.2 million revenue and solid performance in both endpoint ICs and systems” said Chris Diorio, Impinj co-founder and CEO. “We set another quarterly revenue record, led by strong system sales.”

Second Quarter 2019 Financial Summary

•	Revenue of $38.2 million
•	GAAP gross margin of 48.2%; non-GAAP gross margin of 50.0%
•	GAAP net loss of $4.2 million, or loss of $0.19 per diluted share using 21.7 million shares
•	Adjusted EBITDA of $0.8 million
•	Non-GAAP net income of $0.7 million, or income of $0.03 per diluted share using 22.3 million shares

A reconciliation between GAAP and non-GAAP information is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the “Non-GAAP Financial Measures” sections below.

Third Quarter 2019 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the third quarter of 2019 (in millions, except per share data):

Three Months Ended
September 30, 2019
Revenue	$37.0 to $39.0
GAAP Net loss	$(6.9) to $(5.9)
Adjusted EBITDA	$(0.8) to $0.8
Non-GAAP net income (loss)	$(0.9) to $0.7
GAAP Weighted-average shares — basic and diluted	21.75 to 21.85
GAAP Net loss per share — basic and diluted	$(0.32) to $(0.26)
Non-GAAP Weighted-average shares — basic	21.75 to 21.85
Non-GAAP Weighted-average shares — diluted	21.75 to 22.43
Non-GAAP Net income (loss) per share — basic and diluted	$(0.04) to $0.03

A reconciliation between GAAP and non-GAAP is provided in the "Non-GAAP Financial Measures" section below.

Conference Call Information

Impinj will host a conference call today, Jul. 29, 2019 at 5:00 p.m. ET / 2:00 p.m. PT for analysts and investors to ask questions on its second quarter 2019 results, as well as its outlook for its third quarter of 2019. Open to the public, investors may access the call by dialing +1-412-317-5196. A live webcast of the conference call will also be accessible on our website at investor.impinj.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available one hour after the call and will run for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 10132961.

Management’s prepared written remarks, along with quarterly financial data, will be made available on our website at investor.impinj.com commensurate with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the market for RAIN RFID, our strategy, prospects, and financial outlook for the third quarter of 2019. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj, Inc. (NASDAQ: PI) wirelessly connects billions of everyday items such as apparel, medical supplies, automobile parts, luggage and food to consumer and business applications such as inventory management, patient safety, asset tracking and item authentication. The Impinj platform uses RAIN RFID to deliver timely information about these items to the digital world, thereby enabling the Internet of Things.

Impinj is a registered trademark of Impinj, Inc. All other trademarks are the property of their owners.

###

Contacts:

Investor Relations

ir@impinj.com

+1-206-315-4470

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	June 30, 2019	December 31, 2018
Assets:
Current assets:
Cash and cash equivalents	$22,153	$17,530
Short-term investments	37,645	38,543
Accounts receivable, net	21,260	18,462
Inventory	37,910	44,725
Prepaid expenses and other current assets	1,524	1,954
Total current assets	120,492	121,214
Property and equipment, net	17,759	19,778
Operating lease right-of-use assets	17,786	—
Other non-current assets	237	196
Goodwill	3,881	3,881
Total assets	$160,155	$145,069
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$5,407	$4,643
Accrued compensation and employee related benefits	5,938	7,409
Accrued liabilities	2,982	2,887
Current portion of operating lease liabilities	3,207	—
Current portion of restructuring liabilities	94	582
Current portion of long-term debt	1,241	5,930
Current portion of finance lease liabilities	419	523
Current portion of deferred rent	—	402
Current portion of deferred revenue	964	649
Total current liabilities	20,252	23,025
Long-term debt, net of current portion	22,126	17,633
Operating lease liabilities, net of current portion	20,628	—
Finance lease liabilities, net of current portion	79	258
Long-term liabilities — other	301	304
Long-term restructuring liabilities	—	487
Deferred rent, net of current portion	—	5,294
Deferred revenue, net of current portion	137	185
Total liabilities	63,523	47,186

Stockholders' equity:
Common stock, $0.001 par value	22	21
Additional paid-in capital	347,558	337,627
Accumulated other comprehensive income (loss)	34	(9)
Accumulated deficit	(250,982)	(239,756)
Total stockholders' equity	96,632	97,883
Total liabilities and stockholders' equity	$160,155	$145,069

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Revenue	$38,190	$28,542	$71,253	$53,610
Cost of revenue	19,774	14,882	36,964	28,188
Gross profit	18,416	13,660	34,289	25,422
Operating expenses:
Research and development	8,773	8,363	17,334	16,366
Sales and marketing	8,188	8,023	16,737	16,882
General and administrative	5,455	5,061	11,150	10,286
Restructuring costs	—	(178)	—	3,749
Total operating expenses	22,416	21,269	45,221	47,283
Loss from operations	(4,000)	(7,609)	(10,932)	(21,861)
Other income, net	309	267	630	357
Interest expense	(421)	(351)	(850)	(580)
Loss before income taxes	(4,112)	(7,693)	(11,152)	(22,084)
Income tax expense	(46)	(39)	(74)	(90)
Net loss	$(4,158)	$(7,732)	$(11,226)	$(22,174)
Net loss per share — basic and diluted	$(0.19)	$(0.36)	$(0.52)	$(1.04)
Weighted-average shares — basic and diluted	21,709	21,333	21,626	21,229

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Six Months Ended
	June 30,
	2019	2018
Operating activities:
Net loss	$(11,226)	$(22,174)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	2,417	2,258
Stock-based compensation	7,020	4,678
Non-cash restructuring benefit	—	(454)
Accretion of discount or amortization of premium on short-term investments	(362)	(143)
Amortization of debt issuance costs	35	39
Changes in operating assets and liabilities:
Accounts receivable	(2,798)	2,228
Inventory	6,815	(6,195)
Prepaid expenses and other assets	467	864
Deferred revenue	267	(487)
Deferred rent	—	(87)
Accounts payable	798	579
Accrued compensation and employee related benefits	(1,429)	341
Operating lease right-of-use assets	868	—
Operating lease liabilities	(1,490)	—
Accrued liabilities and other liabilities	459	(34)
Restructuring liabilities	—	2,275
Net cash provided by (used in) operating activities	1,841	(16,312)
Investing activities:
Purchases of investments	(36,569)	(19,154)
Proceeds from maturities of investments	37,794	20,800
Purchases of property and equipment	(799)	(1,071)
Net cash provided by investing activities	426	575
Financing activities:
Principal payments on finance lease obligations	(283)	(483)
Payments on term and equipment loans	(4,222)	(2,147)
Proceeds from term loans, net of debt issuance costs	3,991	12,379
Proceeds from exercise of stock options and employee stock purchase plan	2,870	2,203
Net cash provided by financing activities	2,356	11,952
Net increase (decrease) in cash and cash equivalents	4,623	(3,785)
Cash and cash equivalents
Beginning of period	17,530	19,285
End of period	$22,153	$15,500

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, we use non-GAAP financial measures by financial statement line items that exclude, if applicable for the periods presented, the effects of stock-based compensation, depreciation, investigation costs, restructuring costs and other expenses that we believe do not reflect our core operating performance. Our key non-GAAP liquidity and performance measures include adjusted EBITDA and non-GAAP net income (loss), see definitions of such below. We use adjusted EBITDA and non-GAAP net income (loss) as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We believe excluding those income and expenses inherent in calculating adjusted EBITDA and non-GAAP net income (loss) can provide useful measures for period-to-period comparisons of our business. Accordingly, we believe that adjusted EBITDA and non-GAAP net income (loss) provide useful information to investors and others in understanding and evaluating our operating results in the same manner as it does for our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation; investigation costs; restructuring costs; other income, net; interest expense; and income tax benefit (expense).

Non-GAAP Net Income (Loss)

We define non-GAAP net income (loss) as net income (loss) determined in accordance with GAAP, excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation; investigation costs; restructuring costs; amortization of debt issuance costs; and non-cash income tax benefit (expense). We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of future income tax liabilities by utilizing our deferred tax assets, which comprise primarily federal net operating loss carryforwards and federal research and experimentation credit carryforwards.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
GAAP Gross profit	$18,416	$13,660	$34,289	$25,422
Adjustments:
Depreciation	522	503	1,047	1,003
Stock-based compensation	159	98	303	181
Non-GAAP Gross profit	$19,097	$14,261	$35,639	$26,606

GAAP Gross margin	48.2%	47.9%	48.1%	47.4%
Adjustments:
Depreciation	1.4%	1.8%	1.5%	1.9%
Stock-based compensation	0.4%	0.3%	0.4%	0.3%
Non-GAAP Gross margin	50.0%	50.0%	50.0%	49.6%

GAAP Research and development	$8,773	$8,363	$17,334	$16,366
Adjustments:
Depreciation	(512)	(402)	(907)	(787)
Stock-based compensation	(1,240)	(822)	(2,311)	(1,581)
Non-GAAP Research and development	$7,021	$7,139	$14,116	$13,998

GAAP Sales and marketing	$8,188	$8,023	$16,737	$16,882
Adjustments:
Depreciation	(127)	(131)	(256)	(260)
Stock-based compensation	(1,116)	(931)	(2,406)	(1,688)
Non-GAAP Sales and marketing	$6,945	$6,961	$14,075	$14,934

GAAP General and administrative	$5,455	$5,061	$11,150	$10,286
Adjustments:
Depreciation	(101)	(102)	(207)	(208)
Stock-based compensation	(1,028)	(762)	(2,000)	(1,228)
Non-GAAP General and administrative	$4,326	$4,197	$8,943	$8,850

GAAP Total operating expenses	$22,416	$21,269	$45,221	$47,283
Adjustments:
Depreciation	(740)	(635)	(1,370)	(1,255)
Stock-based compensation	(3,384)	(2,515)	(6,717)	(4,497)
Restructuring costs	—	178	—	(3,749)
Non-GAAP Total operating expenses	$18,292	$18,297	$37,134	$37,782

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
GAAP Net loss	$(4,158)	$(7,732)	$(11,226)	$(22,174)
Adjustments:
Depreciation	1,262	1,138	2,417	2,258
Stock-based compensation	3,543	2,613	7,020	4,678
Restructuring costs (benefits)	—	(178)	—	3,749
Other income, net	(309)	(267)	(630)	(357)
Interest expense	421	351	850	580
Income tax expense	46	39	74	90
Adjusted EBITDA	$805	$(4,036)	$(1,495)	$(11,176)

GAAP Net loss	$(4,158)	$(7,732)	$(11,226)	$(22,174)
Adjustments:
Depreciation	1,262	1,138	2,417	2,258
Stock-based compensation	3,543	2,613	7,020	4,678
Restructuring costs (benefits)	—	(178)	—	3,749
Amortization of debt issuance costs	17	18	35	39
Non-cash income tax benefit	—	12	—	28
Non-GAAP Net income (loss)	$664	$(4,129)	$(1,754)	$(11,422)
Non-GAAP Net income (loss) per share:
Basic	$0.03	$(0.19)	$(0.08)	$(0.54)
Diluted	$0.03	$(0.19)	$(0.08)	$(0.54)
GAAP and non-GAAP Weighted-average shares — basic	21,709	21,333	21,626	21,229

GAAP Weighted-average shares — diluted	21,709	21,333	21,626	21,229
Dilutive shares from stock plans	572	—	—	—
Non-GAAP Weighted-average shares — diluted	22,281	21,333	21,626	21,229

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited – calculated at the midpoint of the outlook range)

Three Months Ended
September 30,
2019
GAAP Net loss	$(6,400)
Adjustments:
Forecasted Depreciation	1,280
Forecasted Stock-based compensation	5,000
Forecasted Interest expense	430
Forecasted Other income, net	(340)
Forecasted Income tax expense	30
Adjusted EBITDA	$—

GAAP Net loss	$(6,400)
Adjustments:
Forecasted Depreciation	1,280
Forecasted Stock-based compensation	5,000
Forecasted Amortization of debt issuance costs	20
Forecasted Non-cash income tax expense	0
Non-GAAP Net loss	$(100)

GAAP Net loss per share — basic and diluted	$(0.29)
Non-GAAP Net loss per share — basic and diluted	$(0.00)
Weighted-average shares used to compute GAAP and Non-GAAP net loss per share attributable to common stockholders — basic and diluted	21,800